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                              CROWN ANDERSEN INC.                   Exhibit 10y
                              -------------------                   -----------
                       1998 DIRECTORS STOCK WARRANT PLAN
                       ---------------------------------
                             (As Amended In 1999)

                                      1.

                                    PURPOSE
                                    -------

          The Directors Stock Warrant Plan (the "Plan") is intended to provide additional incentive to those members of the Board of Directors of Crown Andersen Inc. (the "Company") who are not employees of the Company or any of its subsidiaries by encouraging them to acquire share ownership in the Company, thus giving them a proprietary interest in the Company's business and providing them with a personal interest in the Company's continued success and progress. These objectives will be promoted through the issuance and sale of warrants to acquire shares of the Company's common stock pursuant to the terms hereof ("Warrants").

                                      2.

                            EFFECTIVE DATE OF PLAN
                            ----------------------

         This Plan shall take effect upon approval by the shareholders of the Company.

                                      3.

                                ADMINISTRATION
                                --------------

          This Plan shall be administered by a committee (the "Warrant Committee") which shall consist initially of those persons so designated by the Board of the Directors of the Company (the "Board"). The Warrant Committee shall consist at all times of not fewer than two members who may, but need not, also be members of the Board, but no person eligible to purchase Warrants or stock upon the exercise of Warrants pursuant to this Plan may serve as a member of the Warrant Committee. The Board from time to time may remove members from, or add members to, the Warrant Committee. Vacancies on the Warrant Committee, howsoever caused, shall be filled by the Board. The Warrant Committee shall select one of its members as Chairman and shall hold meetings at such times and places as the Chairman shall determine. Minutes of all meetings shall be made and observed. A majority of the members of the Warrant Committee shall control its actions at any meeting. The interpretation and construction by the Warrant Committee of any provision of this Plan or of any Warrant sold pursuant to the terms hereof shall be final unless otherwise determined by the Board. No

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member of the Board or the Warrant Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Warrant sold pursuant to the terms hereof.

                                      4.

                                  ELIGIBILITY
                                  -----------

          The persons who shall be eligible to purchase Warrants hereunder shall be all members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries. The current eligible board members are Michael P. Marshall, Ruyintan E. Mehta, Richard A. Beauchamp, Lester K. Legatski, and Jack C. Hendricks. Such person or persons to whom Warrants are sold hereunder are hereinafter individually referred to as "Holder" and collectively as "Holders." An eligible director may purchase more than one Warrant, but only on the terms and subject to the restrictions hereinafter set forth.

                                      5.

                                     STOCK
                                     -----

          (a)  Authorized Shares. The stock to be issued upon the exercise of
               -----------------
Warrants sold pursuant to this Plan shall be the $0.10 par value common stock of the Company and, at the election of the Committee, may be either treasury stock or stock original issued for purposes of this Plan. The maximum aggregate number of shares of stock which may be available and sold pursuant to this Plan during the term of this Plan shall be 300,000 shares of the common stock of the Company, subject to adjustment upon changes in capitalization of the Company in as provided in Paragraph 9 hereof.

          (b)  Rights of Holder. A Holder of a Warrant shall have no rights as a
               ----------------
shareholder with respect to any shares subject to a Warrant sold pursuant to this Plan until the date of the issuance of a stock certificate to such person for such shares as a result of such person's exercise of such Warrant. Subject to the provisions set forth in Paragraph 9 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued to the older.

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                                      6.

                               SALE OF WARRANTS
                               ----------------

          (a)  Amount and Price of Warrants. Subject to the terms of this Plan,
               ----------------------------
Warrants covering up to a maximum of 100,000 shares common stock of the Company may be purchased by each eligible current direct on or before January 25, 2008. Any eligible future directors may make such purchase on or before the termination date of this Plan established pursuant to Paragraph 6(c)(ii) below. The price for which the Warrants are to be sold shall be the fair market value thereof prior to their issuance as determined by the Warrant Committee.

          (b)  Form of Warrant. Each Warrant shall be in writing, in the form
               ---------------
prepared by the Warrant Committee and executed and dated by the Company, and shall set forth the terms and conditions of the Warrant in accordance with this Plan. The Warrant Committee shall present the form of Warrant to the eligible director, and upon execution of the form of Warrant by the eligible director and payment of the full purchase price of the Warrant, such Warrant shall be deemed to have been purchased as of the date of the latest of such events. Payment shall be in cash or, at the election of the Holder, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(a) hereof. The failure of the eligible director to execute the form of Warrant and pay the full purchase price of the Warrant within seven (7) days of the date of receipt of the form of Warrant shall render the Warrant and the form of Warrant null and void.

          (c)  Limitations on Sale of Warrants.  Notwithstanding  any
               -------------------------------
provisions to the contrary contained herein, no Warrant shall be sold hereunder:

          (i) If the sale thereof would cause the maximum aggregate number of shares of stock of the Company made available under this Plan during the term of this Plan, or would cause the maximum number of shares of stock of the Company made available to any eligible director pursuant to this Plan, to exceed the maximum number of shares allowed by Paragraphs 5(a) or 6(a), respectively, hereof; or

          (ii) After 5:00 p.m., Atlanta, Georgia time, on the date ten years subsequent to the Effective Date of this Plan (the "Termination Date").

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                                      7.

                       VESTING AND EXERCISE OF WARRANTS
                       --------------------------------

          (a)  Vesting. Warrants shall vest with respect to each Holder,
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and each Holder shall be entitled to exercise Warrants for the purchase of shares of common stock in accordance with the following schedule.


     No. of Shares
        as % of
    Individual Grant
      (Cumulative)                                 Vesting Date
--------------------------------------------------------------------------------
          20% 12 months after Warrant purchase or Jan 25,2008, whichever comes first

          40% 24 months after Warrant purchase or Jan 25, 2008, whichever comes first

          60% 36 months after Warrant purchase or Jan 25, 2008, whichever comes first

          80% 48 months after warrant purchase or Jan 25, 1008, whichever comes first

          100% 60 months after Warrant purchase or Jan 25, 2008, whichever comes first

             The actual Stock Purchase Warrants will be revised in accordance with the Plan revisions above.

          (b)  Exercise Price. In the event a Holder elects to purchase shares
               --------------
of common stock of the Company under a Warrant, the exercise price per share shall be equal to the fair market value of a share of common stock of the Company on the date said Warrants are purchased. The fair market value per share of the common stock of the Company for purposes of this Plan shall be the closing price of the stock on such stock exchange the stock is listed, on the date preceding the date the Warrant is purchased. If, for any reason, the fair market value per share of common stock of the Company cannot be ascertained or is unavailable for the date preceding the date on which the Warrant is purchased, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the term hereof.

          (c)  Exercise Procedure. A Holder who elects to purchase shares of
               ------------------
common stock by exercising a Warrant shall surrender the Warrant to the Company, prior to the Termination Date, at the principal offices of the Company, together with the purchase price for the shares to be purchased. Payment shall be in cash or, at

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the election of the Holder, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(b) hereof. If exercise for less than full value, the Holder shall be issued another Warrant for the balance of the shares not purchased, which shall be subject to all of the terms and conditions of his original Warrant. The right of exercise shall be limited to whole shares.

                                      8.

                       TERMS AND CONDITIONS OF WARRANTS
                       --------------------------------

          Each Warrant shall contain terms and conditions as determined in this Paragraph 8 and also shall incorporate by reference all of the other terms and conditions set forth in this Plan.

          (a)  Holder and Number of Shares. Each Warrant shall state the
               ---------------------------
name of the Holder and the number of shares of stock of the Company which are subject to the Warrant.

          (b)  Price. Each Warrant shall set forth the amount which the
               -----
Holder must pay to the Company for (i) the Warrant, and (ii) each share of stock subject to the Warrant, which in each case shall be the fair market value thereof determined as of the dates and in the manner specified in Paragraphs 6 and 7, respectively, of this Plan.

          (c)  Vesting, Exercise and Term of Warrants. Each Warrant shall
               --------------------------------------
provide that the Warrant may be exercised only in accordance with the vesting schedule set forth in Section 7(a) hereof and shall be exercised only by delivery by the Holder to the Warrant Committee of written notice of exercise executed by the Holder on the exercise form attached as Exhibit "A" to the Warrant, which exercise form shall identify the Warrant for which the exercise is being made, together with the number of shares with respect to which the Holder is exercising the Warrant. The exercise of a Warrant may be for fewer than the full number of shares of stock subject to such Warrant and, subject to the other restrictions on exercise set forth herein, the unexercised portion of a Warrant may be exercised at a later date by the Holder. Notwithstanding any provisions to the contrary herein set forth, no Warrant shall be exercisable either in whole or in part:

          (i)  After the Termination Date; or

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          (ii)  After the date upon which the shareholders of the Company have voted to liquidate or dissolve the Company.

          (d)  Medium and Time of Payment. Payments for Warrants and for shares
               --------------------------
of common stock upon the exercise of Warrants shall be in cash or, at the election of the Holder (or his successors pursuant to Paragraph 8(g) below, with common stock of the Company having a fair market value as of the date of payment equal to the purchase price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(a) hereof.

          (e)  Warrants Non-Transferable. During the lifetime of a Holder, any
               -------------------------
Warrant purchased by such Holder shall be exercisable only by such Holder and shall not be assignable or transferable by him, and subject to Paragraph 8(g) below, no other person shall acquire any rights therein. No Warrant may be pledged or hypothecated nor shall any such Warrant be subject to execution, attachment or similar process.

          (f)  Termination of Directorship. If the Holder ceases to be a
               ---------------------------
director of the Company for any reason other than death or legal incapacity, the Company shall repurchase such Holder's unexercised and outstanding Warrants within 60 days from the effective date of termination of his directorship, provided a written request for repurchase and the Warrants covered by such request are delivered to the Company within such period. If no such request is made within said 60 day period, said Holder's Warrants, upon expiration of said period, shall become null and void. The repurchase price shall be based upon whichever of the following is applicable as of the effective date of the termination of directorship.

          (i) If the market value per share of the common stock of the Company is equal to or above the exercise price per share specified in the Warrant, the Company shall purchase the Warrant from the Holder a the price that the Holder originally paid for said Warrant based upon the number of shares of common stock covered thereby which remain unexercised and outstanding plus interest at the rate of eight percent (8%) per annum from date of original purchase to date of repurchase.

          (ii) If the market value per share of the common stock of the Company is less than the exercise price per share specified in the Warrant, the Company shall purchase the Warrant from the Holder for a price equal to said market value divided by said exercise price, multiplied by the

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          Holder's original purchase price for the number of shares of common stock covered by said Warrant which remains unexercised and outstanding.

          (g)  Death or Incapacity of Holder. In the event of the legal
               -----------------------------
incapacity or death of a Holder while a director of the Company, an unexercised Warrant owned by such incapacitated or deceased Holder may be exercised at any time within one year of the date of declaration of incapacity or death of such Holder, subject to the restrictions or exercisability set forth in Paragraphs 8(c)(i) and 8(c)(ii) above, by the legal guardian, executors, or administrators of the estate of the Holder or by any person or persons who shall have acquired the Warrant directly from the Holder by bequest or inheritance. Such exercise shall be effected in a accordance with the terms set forth in this Paragraph 8 as if such legal guardian, executor, or administrator was the named Holder. No Warrant shall be transferable by any Holder otherwise than by will or the laws of descent and distribution.

          (h)  Agreement of Holder. Each Holder shall agree to hold all Warrants
               -------------------
and all shares of stock acquired by such Holder pursuant to such Holder's exercise of any Warrant for investment purposes and not with a view to resale or distribution thereof to the public.

          (i)  Delivery of Stock Certificates. As promptly as practicable
               ------------------------------
after the date of exercise of a Warrant the receipt by the Company of full payment therefor, the Company shall deliver to each Holder a stock certificate representing the stock of the Company purchased by the Holder pursuant to the such Holder's exercise of the Warrant.

                                      9.

                           CHANGES IN CAPITALIZATION
                           -------------------------

          (a)  Recapitilizations and Reorganization. In the event that
               ------------------------------------
subsequent to the Effective Date of this Plan and as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, the shares of common stock of the Company are increased or decreased or change into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall be substituted for each share of common stock subject to an unexercised Warrant (in whole or in part) sold under this

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Plan the number and kind of shares of stock or other securities into which each such share of common stock shall be changed or into which each such share of commons stock shall be exchanged; (ii) the exercise price per share of commons stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Warrant shall remain the same as immediately prior to such event; and (iii) the Committee shall make such other adjustments to the securities subject to Warrants and the provisions of the Plan as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

          (b)  Rights of Holder. Except as hereinabove expressly provided, no
               ----------------
Holder of a Warrant shall have any rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase, decrease or change in the number of shares of stock of the Company of any class by reason of any merger, consolidation, recapitalization or spinoff of assets or stock of another corporation. Except as hereinabove expressly provided, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of shares of common stock subject to a Warrant. The purchase of a Warrant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                      10.

                        SECURITIES REGISTRATION; LEGEND
                        -------------------------------

          In the event that the Company shall deem it necessary to register, under the Securities Act of 1933 or other applicable statutes, any shares with respect to which a Warrant shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or any state securities statute, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Holder. In any event, any shares with respect to which a Warrant is exercised shall contain a legend on the share certificate reflecting all restrictions on transferability which may be require pursuant to federal and state securities laws.

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                                      11.

                     AMENDMENT, TERMINATION OR SUSPENSION
                     ------------------------------------

          In the event the Board shall determine that this Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend, or repeal any of the provisions of this Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate this Plan in whole or in part. In the event of any such action, the Warrant Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Holders of outstanding Warrants without the consent of the Holders.

                                      12.

                                    NOTICES
                                    -------

          All notices or other communications by a Holder to the Warrant Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Warrant Committee at the location, or by the person, designated by the Warrant Committee for the receipt therof.

                                      13.

                                 TERM OF PLAN
                                 ------------

          Subject to Paragraph 11 hereof, this Plan shall terminate and the last date upon which a Warrant may be purchased shall be the Termination Date as defined in Paragraph 6(c)(ii) hereof.

                                      14.

                     INDEMNIFICATION OF WARRANT COMMITTEE
                     ------------------------------------

          In addition to such other rights of indemnification as they have as directors or officers of the Company or as members of the Warrant Committee, the members of the Warrant Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act pursuant to or in connection with this Plan or any Warrant purchased hereunder, and

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against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding; provided, however, that no Warrant Committee member shall be indemnified by the Company hereunder in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Warrant Committee member is liable for negligence or misconduct in the performance of his duties.

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